Intangible Assets, Net	12 Months Ended
Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets, net

Note 7 – Intangible assets, net

The following table presents the Company’s intangible assets as of the respective balance sheet dates:

	As of December 31,	As of December 31,
	2020	2019
Land use right	$2,927,874	$2,742,866
Non-patent technology	470,117	440,410
Software	3,345,742	3,134,328
License	19,879,743	-
Total	26,623,476	6,317,604
Accumulated amortization	(3,546,041)	(2,533,451)
Intangible assets, net	$23,077,435	$3,784,153

During the year ended December 31, 2020, the Company paid approximately $12 million in cash and $8 million on credit primarily to obtain an exclusive license of a proprietary patent owned by Circle Line International Limited. The license grants the Company exclusive right to use the patent in Korea and export the product derived from such patent from Korea to other countries.

The land use right with original cost of RMB18,117,700 (approximately $2,600,000) judicially frozen by the court from October 11, 2018 has been released on January 9, 2020. Please refer to note 17 – Contingencies for more details.

Amortization expense for the years ended December 31, 2020, 2019 and 2018 amounted to $805,220, $861,023 and $897,079, respectively.

Estimated future amortization expense related to intangible assets held as of December 31, 2020:

Year
2021	$2,664,207
2022	2,608,606
2023	2,046,532
2024	2,046,532
2025	2,046,532
Thereafter	11,665,026
Total	$23,077,435